Capital management (Tables)	12 Months Ended
Dec. 31, 2025
Capital Management
Schedule of net debt to adjusted equity ratio

		December 31, 2025	December 31, 2024	December 31, 2023
		(In thousands of Korean won)
Total liabilities	₩	147,341,032	34,424,674	38,697,788
Less: Cash and cash equivalents		(8,364,432)	(4,150,572)	(8,585,634)
Net debt		138,976,600	30,274,102	30,112,154
Total equity	₩	(21,607,997)	8,175,613	11,689,723
Net debt to total equity ratio		-6.43	3.70	2.58